SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 12, 2004
                         CITADEL SECURITY SOFTWARE INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                          000-33491                   75-2873882

(STATE OR OTHER            (COMMISSION FILE NUMBER)           (IRS EMPLOYER
JURISDICTION OF                                               IDENTIFICATION
INCORPORATION)                                                NUMBER)

           8750 N. CENTRAL EXPRESSWAY, SUITE 100, DALLAS, TEXAS 75231

              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 520-9292


ITEM 5.  Other  Events  and  Regulation  FD  Disclosure

On February 12, 2004 the Company issued a press release issued announcing that the registrant had secured a $3.5 million debt facility from a bank. The press release is attached as Exhibit 99.1.

ITEM 7.   Financial  Statements  and  Exhibits

      (c)  Exhibits


           Exhibit       Description
            99.1         Press Release issued by Citadel Security Software Inc.
                         on February 12, 2004 announcing that the registrant had secured a $3.5 million debt facility from a bank.

            99.2         Press Release issued by Citadel Security Software Inc.
                         on February 12, 2004 announcing the Company's fourth quarter and year-end 2003 financial results.

ITEM 12.  Results  of  Operations  and  Financial  Condition

On  February  12,  2004 the Company issued a press release, which is attached as
Exhibit 99.2, setting forth Citadel Security Software Inc.'s financial information for the quarter and year ended December 31, 2003.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Citadel Security Software Inc.
(Registrant)


By:  /s/  RICHARD CONNELLY
     ---------------------
          Richard Connelly
          Chief Financial Officer

Dated as of February 13, 2003


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